UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 29, 2004


                             1ST SOURCE CORPORATION
             (Exact name of registrant as specified in its charter)

INDIANA                                 0-6233                        35-1068133
(State or other jurisdiction of  (Commission File No.)          (I.R.S. Employer
incorporation or organization)                               Identification No.)


                 100 NORTH MICHIGAN STREET, SOUTH BEND, INDIANA 46601 (Address and zip code of principle executive offices) (Zip Code)


                                  574-235-2702
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

99.1     Press release dated January 29, 2004.

ITEM 12.

On January 29, 2004, 1st Source Corporation issued a press release reporting its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        1st SOURCE CORPORATION
                                        (Registrant)


Date:  January 29, 2004                 /s/ CHRISTOPHER J. MURPHY III
                                        -----------------------------
                                        Christopher J. Murphy III
                                        Chairman of the Board, President and CEO


Date:  January 29, 2004                 /s/ LARRY E. LENTYCH
                                        --------------------
                                        Larry E. Lentych
                                        Treasurer and Chief Financial Officer
                                        Principal Accounting Officer